Filed Pursuant to Rule 497
File No. 333-186413

FS GLOBAL CREDIT OPPORTUNITIES FUND—D

Supplement dated July 6, 2015

to

Prospectus dated April 30, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of FS Global Credit Opportunities Fund—D (the “Company”), dated April 30, 2015, as may be supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Types of Investments and Related Risks” beginning on page 42 of the Prospectus before you decide to invest in the Company’s common shares.

Management of the Company and the Fund

Douglas I. Ostrover, a founder of GSO Capital Partners LP (“GSO”), the sub-adviser to FS Global Credit Opportunities Fund (the “Fund”), has stepped down as a Senior Managing Director of The Blackstone Group L.P. (“Blackstone”) and GSO but will continue to serve as a Senior Adviser to Blackstone and GSO. Day-to-day management of the Fund will continue to be led by the other individuals listed in the section of the Prospectus entitled “Management of the Company and the Fund—Key Personnel of GSO.”

As a result of the foregoing, this supplement amends the section of the Prospectus entitled “Management of the Company and the Fund—Key Personnel of GSO” by deleting the biographical information relating to Douglas I. Ostrover therefrom.

Supplement dated July 6, 2015

to

Statement of Additional Information dated April 30, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the statement of additional information of FS Global Credit Opportunities Fund—D (the “Company”), dated April 30, 2015, as may be supplemented and amended (as so supplemented and amended, the “Statement of Additional Information”).

You should carefully consider the “Types of Investments and Related Risks” beginning on page 42 of the Company’s prospectus, dated April 30, 2015, as may be supplemented and amended, before you decide to invest in the Company’s common shares.

Management of the Company and the Fund

This supplement supplements and amends the section of the Statement of Additional Information entitled “Management of the Company and the Fund—GSO Potential Conflicts of Interest” by replacing such section in its entirety with the following:

GSO Potential Conflicts of Interest

GSO, Blackstone and their respective affiliates will be subject to certain conflicts of interest with GSO as the Fund’s investment sub-adviser. These conflicts will arise primarily from the involvement of GSO, Blackstone and their respective affiliates (collectively, the “Firm”) in other activities that may conflict with the Fund’s activities. Shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Fund’s interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with the Fund’s and Fund Shareholders’ interests. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, GSO will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across Blackstone’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management, investment banking, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Fund expects GSO to utilize for purposes of recommending investment opportunities. Additionally, the Firm may limit the Fund and/or its portfolio companies from engagement in agreements with, or related to, companies of an Other Account (defined below) and/or from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Firm has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Investment Banking, Advisory and Other Relationships

As part of its regular business, the Firm provides a broad range of investment banking, advisory, underwriting, placement agent and other services. In addition, the Firm may provide services in the future beyond those currently provided. The Fund will not receive a benefit from fees received in connection with such services. In such a case, an Other Account of the Firm would typically require the Firm to act exclusively on its behalf. This Other Account request may preclude all Firm affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of GSO personnel to use such information. For example, employees of the Firm from time to time are prohibited by law or contract from sharing information with FS Global Advisor or the Fund’s portfolio managers at FS Global Advisor or GSO. Additionally, there are expected to be circumstances in which one or more individuals associated with the Firm will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of the Firm (e.g., trading may be restricted). Where the Firm is engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transaction (as a buyer or financing participant), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend an investment in a particular transaction on behalf of the Fund, GSO will consider those relationships and may determine to not consider the recommendation of the investment to the Fund as a result of such relationships, as may be permitted by law. The Fund may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by GSO with respect to such investments, as may be permitted by law and in accordance with GSO’s applicable procedures.

The Firm may represent creditors or debtors in restructuring or reorganization proceedings or negotiations, including under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. Any such involvement, for which the Firm may be compensated and which compensation will not be passed through to the Fund, is expected to limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. Alternatively, GSO may recommend that the Fund liquidate any existing positions of the applicable issuer. If that recommendation were followed, the Fund may be foregoing returns the Fund would have realized had the investment not been sold. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses to the Fund.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to FS Global Advisor, on the Fund’s behalf, and other clients, including other investment funds, and any other investment vehicles that GSO or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other GSO Accounts”). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively, the “Other Blackstone Accounts” and, together with the Other GSO Accounts, the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund although it is GSO’s policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with the Fund’s. GSO or its affiliates may enter into transactions for Other Accounts where they have investment discretion that GSO determines not to recommend to the Fund for regulatory, investment or other reasons. Affiliates of GSO engage in an investment advisory business separate from GSO, including with respect to accounts that compete with the Fund, and have no obligation to make investment opportunities available to the Fund.

While GSO will seek to manage potential conflicts of interest in good faith, the portfolio transactions effected by GSO and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies recommended by GSO in providing sub-advisory services to the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts.

GSO may have a conflict of interest in allocating investment opportunities between the Fund and Other Accounts, including where GSO may be incentivized to recommend investments for the Fund that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where GSO has more attractive incentive fees for such Other Accounts, or where individuals of GSO who are responsible for selecting investments for the Fund have large personal stakes in Other Accounts, or where personnel of GSO benefit directly or indirectly from compensation generated by Other Accounts. In each such case, such transactions will be governed by, and GSO will allocate or make allocation recommendations in accordance with, procedures designed and adopted by GSO to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of GSO, be suitable for the Fund. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as the Fund and may not be allocated to the Fund. Such investments, while high risk, can at times offer exceptional returns, and the Fund may not be able to participate in these returns.

GSO is committed to transacting in securities and loans in a manner that is consistent with the Fund’s investment objectives and those of the Other Accounts, and to allocating investment opportunities (including purchase and sale opportunities) among the Fund and the Other Accounts on a fair and equitable basis. In allocating investment opportunities, GSO determines which clients’, including the Fund’s and the Other Accounts’, investment mandates are consistent with the investment opportunity taking into account the Fund’s and such Other Account’s risk/return profile, investment guidelines and objectives, and liquidity objectives. As a general matter, investment opportunities will be allocated pro rata among the Fund and the Other Accounts based on their respective targeted acquisition size (which may be based upon available capacity or, in some cases, a specified maximum target size of such client) or targeted sale size (which is generally based upon the position size held by selling clients), in a manner that takes into account the applicable factors listed below. In addition, GSO complies with specific allocation procedures set forth in the Fund’s governing documents and those of Other Accounts and described during the marketing process. While no client will be favored over any other client, in allocating investment opportunities certain clients may have priority over other clients consistent with disclosures made to the applicable investors. Consistent with the foregoing, GSO will generally allocate investment opportunities pursuant to certain allocation methodologies as appropriate depending on the nature of the investment. Notwithstanding the foregoing, investment opportunities may be allocated in a manner that differs from such methodologies but is otherwise fair and equitable to the Fund and the Other Accounts taken as a whole (including, in certain circumstances, a complete opt-out for the Fund or an Other Account from an allocation). In instances where the Fund and Other Accounts target different strategies but overlap with respect to certain investment opportunities, GSO may determine that a particular investment most appropriately fits within the portfolio and strategy focus of the relevant Other Account and may allocate the investment to such Other Account but not to the Fund. Any such allocations must be documented in accordance with GSO’s procedures and be undertaken with reference to one or more of the following considerations: (a) the risk-return and target-return profile of the investment opportunity relative to the Fund’s and the Other Accounts’ current risk profile; (b) the Fund’s or the Other Accounts’ investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (c) the need to re-size risk in the Fund’s or the Other Accounts’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and the Other Accounts’ portfolios) and taking into account any existing non-pro rata investment positions in such portfolios; (d) the Fund’s and the Other Accounts’ liquidity considerations, including during a ramp-up or wind-down of the Fund or Other Accounts, proximity to the end of the Fund’s or the Other Accounts’ specified terms or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory or contractual restrictions or consequences; (g) avoiding de minimis or odd lot allocations; (h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (i) the Fund’s or the Other Accounts’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or an Other Account; (k) managing any actual or potential conflict of interest; (l) with respect to investments that are made available to GSO by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts) which may not be available for the Fund or the Other Accounts, the absence of such relationships; and (m) any other considerations deemed relevant by GSO and its affiliates. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Fund, notwithstanding GSO’s general policy of pro rata allocation. Individual conflicts will not necessarily be resolved in favor of the Fund’s interests, but the Fund will be treated fairly and equitably over time and in a manner consistent with GSO’s fiduciary duties.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which GSO or its affiliates consider equitable.

From time to time, GSO expects the Fund and Other Accounts to make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. When making such investments, GSO expects the Fund and such Other Accounts to have conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

To the extent that the Fund holds interests that are different (or more senior or junior) than those held by the Other Accounts, GSO is likely to be presented with decisions involving circumstances where the interests of such Other Accounts are in conflict with the Fund’s. Furthermore, it is possible that the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if GSO believes it would be in the Fund’s best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if GSO believes it would be in the Fund’s best economic interests to do so. In addition, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, GSO may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to GSO’s then-current allocation policy and any applicable exemptive orders over time.

Service Providers

The Fund’s service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in the Fund and/or sources of investment opportunities and counterparties therein. This may influence GSO in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that GSO believes to be of benefit to the Fund or Other Accounts).

Allocation of Personnel

GSO and its officers, managers, members and employees will devote as much of their time to the Fund’s activities as GSO deems necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, the Firm expects to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of GSO. These activities could be viewed as creating a conflict of interest in that the time and effort of GSO and its officers, managers, members and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund’s business and the management of the assets of other clients of GSO.

Material Non-Public Information

GSO or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, GSO would be restricted from recommending to FS Global Advisor or buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to GSO’s personnel responsible for the Fund’s affairs will be limited, and FS Global Advisor on the Fund’s behalf may not be free to act upon any such information. Therefore, the Fund and FS Global Advisor may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made on the Fund’s behalf, and FS Global Advisor may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, FS Global Advisor may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

The officers, directors, members, managers and employees of GSO or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by GSO or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Portfolio Company Relationships

The entities in which the Fund invests are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Accounts managed by the Firm that, although the Firm determines to be consistent with the requirements of such Other Accounts’ governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and/or that involve fees and/or servicing payments to Firm-affiliated entities from which the Fund will derive no benefit, subject to applicable law. For example, the Firm may offer the Fund’s portfolio companies and portfolio companies of its Other Accounts the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm receives directors’ fees or other similar compensation. Such amounts may, but are not expected to be, material, and will not be passed through to the Fund.

Transactions with Other Accounts

From time to time, the Fund may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, GSO’s fiduciary obligations to the Fund, the 1940 Act and the rules thereunder and other applicable law.

Other Affiliate Transactions

The Fund may acquire a security from an issuer in which a separate security has been acquired by other GSO or Blackstone affiliates. When making such investments, the Fund and other GSO or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of GSO owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for GSO between its interests in the Fund and the portfolio company, in that the ability of

GSO to recommend actions in the Fund’s best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the Fund’s performance.